UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 23, 2008
ROWAN COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5491	75-0759420

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 5450
Houston, Texas	77056

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 621-7800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On June 23, 2008, Rowan Companies, Inc. (the “Company”) entered into a Credit Agreement dated as of such date (the “Credit Agreement”) among the Company, the lenders party thereto, Bayerische Hypo-Und Vereinsbank AG, as syndication agent, Amegy Bank National Association, as documentation agent, and Wells Fargo Bank, National Association, as administrative agent, issuing lender and swingline lender (“Administrative Agent”), whereby the Company may borrow, on a revolving basis, up to $155 million. The Company may, subject to lender consent, increase the size of the facility up to $250 million. The Company intends to use the facility, as needed, for general corporate purposes. Certain of the Company’s subsidiaries agreed to act as guarantors of the Company’s obligations under the Credit Agreement.
     In the Credit Agreement, the Company and the subsidiary guarantors have agreed to certain covenants, including financial covenants limiting the total indebtedness of the Company on a consolidated basis. The Credit Agreement also contains events of default, the occurrence of which may trigger an acceleration of amounts outstanding under the Credit Agreement.
     The foregoing summary of the Credit Agreement does not purport to be complete and is qualified in its entirety by references to the Credit Agreement, which is filed as an exhibit hereto and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information required by Item 2.03 of Form 8-K is set forth in Item 1.01 “Entry into a Material Definitive Agreement” above, the contents of which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10	Credit Agreement dated June 23, 2008 among Rowan Companies, Inc., as Borrower, the Lenders named therein and Wells Fargo Bank, National Association, As Administrative Agent, Issuing Lender and Swingline Lender, Bayerische Hypo-Und Vereinsbank AG, as Syndication Agent, and Amegy Bank National Association, as Documentation Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 25, 2008

ROWAN COMPANIES, INC.

By:	/s/ William H. Wells
Name:	William H. Wells
Title:	Vice President, Finance and CFO

EXHIBIT INDEX

Exhibit No.	Description

10	Credit Agreement dated June 23, 2008 among Rowan Companies, Inc., as Borrower, the Lenders named therein and Wells Fargo Bank, National Association, As Administrative Agent, Issuing Lender and Swingline Lender, Bayerische Hypo-Und Vereinsbank AG, as Syndication Agent, and Amegy Bank National Association, as Documentation Agent.